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                OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

                    [NMLP PLEDGE: NON-GMAC NMLP PARTNERSHIPS]

         OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this "PLEDGE AGREEMENT"), dated as of November 24, 2003, by and among THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership ("NMLP"), NEWKIRK GP HOLDING LLC, a Delaware limited liability company (the "HOLDING COMPANY"), the DELAWARE LIMITED LIABILITY COMPANIES described in Schedule 1 attached hereto (collectively, the "GENERAL PARTNER PLEDGORS"), each being a general partner of an NMLP Partnership (as defined below) as specified on Schedule 2 attached hereto, and FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, Boston, Massachusetts 02110, as agent (Fleet National Bank, in such capacity as agent, hereinafter referred to as "AGENT") for a syndicate of Lenders (singly and collectively, the "LENDERS") as specifically provided in the Loan Agreement (as defined below).

                               W I T N E S S E T H
                               -------------------

         WHEREAS, pursuant to that certain Master Loan Agreement dated as of November 24, 2003 (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") entered into by and among NMLP, T-Two Partners, L.P., a Delaware limited partnership ("T-TWO"), the Agent and the Lenders, the Agent and the Lenders have agreed to make a loan to NMLP in the aggregate principal amount of $216,000,000.00 (the "NMLP LOAN") and a loan to T-Two in the aggregate principal amount of $309,000,000.00 (the "T-TWO LOAN") (the NMLP Loan and the T- Two Loan sometimes are referred to herein, collectively, as the "LOANS"), upon the terms and subject to the conditions set forth therein.

         WHEREAS, NMLP has substantial financial dealings with T-Two and is affiliated with T- Two (either by ownership, contractual relationship, employment or other meaningful business relationship).

         WHEREAS, pursuant to the terms of the Call Option Agreement, NMLP has executed and delivered a Guaranty of even date herewith, guaranteeing the payment and performance of all T-Two Obligations arising under or pursuant to the Loan Agreement (the "NMLP GUARANTY").

         WHEREAS, the Holding Company and the General Partner Pledgors have substantial financial dealings with NMLP and are affiliated with NMLP (by ownership, contractual relationship, employment and/or other meaningful business relationship), and the extension of credit and the providing of financial accommodations to NMLP will enhance and benefit the business activities and interests of the Holding Company and the General Partner Pledgors.

         WHEREAS, as a condition to extending the Loans, the Agent and the Lenders have required the Holding Company to execute and deliver a Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of NMLP arising under or pursuant to the Loan Agreement (the "HOLDING COMPANY GUARANTY").

         WHEREAS, NMLP owns 100.0% of the limited partnership interests in each of the Delaware limited partnerships described in Schedule 2 attached hereto (the "NMLP PARTNERSHIPS") and

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100.0% of such series of membership interests in the Holding Company as are specified in Schedule 3 attached hereto.

         WHEREAS, the Holding Company owns 100.0% of the membership interests in each of the General Partner Pledgors.

         WHEREAS, each General Partner Pledgor owns 100.0% of the general partnership interests in such of the NMLP Partnerships as set forth on Schedule 2 attached hereto.

         WHEREAS, as a further condition to extending the Loans, the Agent and the Lenders have required NMLP, the Holding Company and each of the General Partner Pledgors to execute and deliver this Pledge Agreement and certain other NMLP Security Documents to secure NMLP's obligations under the NMLP Guaranty and the Loan Agreement, the General Partner Pledgors' obligations under the Loan Agreement, and the Holding Company's obligations under the Holding Company Guaranty.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loans under the Loan Agreement, NMLP, the Holding Company and each of the General Partner Pledgors hereby agree with Agent and the Lenders as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

               "Agent": as defined in the first paragraph of this Pledge Agreement.

               "Cash Management Agreement": shall mean that certain Cash Management Agreement, dated as of November 24, 2003, among NMLP, the Holding Company, MLP Manager Corp. (the manager of each of the General Partner Pledgors), the NMLP Partnerships, various other subsidiaries of NMLP, the Agent and the Lenders, as amended, supplemented or otherwise modified from time to time.

               "Consents": shall mean those certain Consents from the NMLP Partnerships, the Holding Company and the General Partner Pledgors referenced in Sections 4(a) and 4(b) of this Pledge Agreement.

               "General Partner Pledgors": as defined in the first paragraph of this Pledge Agreement.

               "General Partner Pledgor Collateral": means the General Partner Pledgor Pledged Interests and all General Partner Pledgor Proceeds thereof.

                  "General Partner Pledgor Pledged Interests": means all right, title and interest of each of the General Partner Pledgors, whether now owned or hereafter acquired, as the sole general partner of such of the NMLP Partnerships as listed on Schedule 2 hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the General Partner Pledgors by the NMLP Partnerships in respect thereof.

                  "General Partner Pledgor Obligations": means all indebtedness, obligations and liabilities of NMLP and/or the General Partner Pledgors to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, the NMLP Note or any other NMLP Loan Document; and (iii) each of the same as hereafter modified,

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         amended, extended or replaced, including, without limitation, the NMLP
         Obligations (as defined in the Loan Agreement).

                  "General Partner Pledgor Proceeds": means (i) each General Partner Pledgor's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the General Partner Pledgor Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102 of the UCC;
         (ii) all books, records, electronically stored data and information relating to the General Partner Pledgor Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the General Partner Pledgors relating to the foregoing; (iv) all additions to the General Partner Pledgor Pledged Interests, all substitutions therefor and all replacements thereof; and
         (v) all cash or non-cash proceeds of any of the foregoing.

                  "Guaranteed Obligations": as defined in the Holding Company Guaranty.

                  "Holding Company": as defined in the first paragraph of this Pledge Agreement.

                  "Holding Company Collateral": means the Holding Company Pledged Interests and all Holding Company Proceeds thereof.

                  "Holding Company Guaranty": as defined in the recitals of this Pledge Agreement.

                  "Holding Company Obligations": means all indebtedness, obligations and liabilities of the Holding Company to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Guaranty; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Guaranteed Obligations.

                  "Holding Company Pledged Interests": means all right, title and interest of the Holding Company, whether now owned or hereafter acquired, as the sole member of each of the General Partner Pledgors, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the Holding Company by the General Partner Pledgors in respect thereof.

                  "Holding Company Proceeds": means (i) the Holding Company's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Holding Company Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102 of the UCC; (ii) all books, records, electronically stored data and information relating to the Holding Company Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the Holding Company relating to the foregoing; (iv) all additions to the Holding Company Pledged Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

                  "Lenders": as defined in the first paragraph of this Pledge Agreement.

                  "Loan Agreement": as defined in the recitals of this Pledge Agreement.

                  "Loans": as defined in the re citals of this Pledge Agreement.

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                  "NMLP": as defined in the first paragraph of this Pledge
         Agreement.

                  "NMLP Collateral": means the NMLP Pledged Interests and all NMLP Proceeds thereof.

                  "NMLP Guaranty": as defined in the recitals of this Pledge Agreement.

                  "NMLP Loan": as defined in the recitals of this Pledge Agreement.

                  "NMLP Obligations": means all indebtedness, obligations and liabilities of NMLP to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Loan Agreement, NMLP Note or any other NMLP Loan Document; and
         (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the NMLP Obligations (as defined in the Loan Agreement).

                  "NMLP Partnerships": as defined in the recitals of this Pledge Agreement.

                  "NMLP Pledged Interests": means all right, title and interest of NMLP, whether now owned or hereafter acquired, as (i) the sole limited partner of each of the NMLP Partnerships and (ii) the sole member and holder of 100.0% of each series of membership interests in the Holding Company listed on Schedule 3 attached hereto, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to NMLP by the NMLP Partnerships or the Holding Company in respect thereof.

                  "NMLP Proceeds": means (i) NMLP's right, title and interest in and to all Distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the NMLP Pledged Interests, whether payable as profits, Distributions, asset Distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102 of the UCC;
         (ii) all books, records, electronically stored data and information relating to the NMLP Pledged Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of NMLP relating to the foregoing; (iv) all additions to the NMLP Pledged Interests, all substitutions therefor and all replacements thereof; and
         (v) all cash or non-cash proceeds of any of the foregoing.

                  "Pledge Agreement": means this Ownership Interest Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "T-Two": as defined in the recitals of this Pledge Agreement.

                  "T-Two Loan": as defined in the recitals of this Pledge Agreement.

                  "UCC": means the Uniform Commercial Code from time to time in effect in The Commonwealth of Massachusetts; provided, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the NMLP Collateral, Holding Company Collateral or the General Partner Pledgor Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

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         2. Pledge; Grant of Security Interest.

                  (1) By NMLP. As security for the full and punctual payment and performance of the NMLP Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), NMLP hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent all the NMLP Pledged Interests, and NMLP hereby grants, pledges, hypothecates, transfers and assigns to Agent a continuing lien on and security interest in all of the NMLP Collateral.

                  (2) By Holding Company. As security for the full and punctual payment and performance of the Holding Company Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the Holding Company hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent all the Holding Company Pledged Interests, and the Holding Company hereby grants, pledges, hypothecates, transfers and assigns to Agent a continuing lien on and security interest in all of the Holding Company Collateral.

                  (3) By General Partner Pledgors. As security for the full and punctual payment and performance of the General Partner Pledgor Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), the General Partner Pledgors hereby transfer, assign, grant, bargain, sell, convey, hypothecate, pledge, set over, endorse over and deliver to Agent all the General Partner Pledgor Pledged Interests, and the General Partner Pledgors hereby grant, pledge, hypothecate, transfer and assign to Agent a continuing lien on and security interest in all of the General Partner Pledgor Collateral.

         3. Delivery of Certificates, Instruments, Etc. NMLP, the Holding Company and each General Partner Pledgor shall deliver to Agent:

                  (1) all original certificates, instruments and other documents, if any, evidencing or representing the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement; and

                  (2) the original certificates, instruments or other documents, if any, evidencing or representing all other NMLP Collateral, Holding Company Collateral and General Partner Pledgor Collateral (except for collateral which this Pledge Agreement specifically permits the Borrower, the Holding Company or the General Partner Pledgors to retain) within five (5) days after the NMLP's, the Holding Company's or the General Partner Pledgor's receipt thereof.

         4. Powers and Transfer Instruments.

                  (1) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the NMLP Pledged Interests, NMLP shall deliver a duly executed Consent from each NMLP Partnership and from each General Partner Pledgor.

                  (2) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the Holding Company Pledged Interests, the Holding Company shall deliver a duly executed Consent from each General Partner Pledgor.

                  (3) Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the General Partner Pledgor Pledged Interests, the

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         General Partner Pledgors shall deliver a duly executed Consent from each NMLP Partnership.

         5. Representations and Warranties. NMLP, the Holding Company and each General Partner Pledgor represent and warrant that:

                  (1) Except for any consents as may be required in connection with any disposition of any portion of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Loan Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of NMLP, the Holding Company or the General Partner Pledgors), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Agent of any rights provided for in this Pledge Agreement;

                  (2) The NMLP Pledged Interests in the NMLP Partnerships constitute all of the limited partnership interests owned by NMLP in the NMLP Partnerships and constitute 100.0% of the limited partnership interests in the NMLP Partnerships;

                  (3) The NMLP Pledged Interests in the Holding Company constitute 100.0% of each series of membership interest in the Holding Company listed on Schedule 3;

                  (4) The Holding Company Pledged Interests in the General Partner Pledgors constitute all of the membership interests owned by the Holding Company in the General Partner Pledgors and constitute 100.0% of the membership interests in the General Partner Pledgors;

                  (5) The General Partner Pledgor Pledged Interests in the NMLP Partnerships constitute all of the general partnership interests owned by the General Partner Pledgors in the NMLP Partnerships and constitute 100.0% of the general partnership interests in the NMLP Partnerships;

                  (6) All the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests have been duly and validly issued and are fully paid. No certificate or other instrument has been issued at any time to evidence the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests. None of the limited partnership interests or the membership interests comprising the NMLP Collateral, none of the membership interests comprising the Holding Company Collateral, and none of the general partnership interests comprising the General Partner Pledgor Collateral, are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

                  (7) NMLP is the sole holder of record and sole beneficial owner of, and has good and valid title to, the NMLP Pledged Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

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

                  (8) The Holding Company is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Holding Company Pledged Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

                  (9) Each General Partner Pledgor is the sole holder of record and sole beneficial owner of, and has good and valid title to, the General Partner Pledgor Pledged Interests in the applicable NMLP Partnership, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

                  (10) Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such NMLP Pledged Interests and related NMLP Collateral with respect to that portion of the NMLP Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of NMLP and any Persons purporting to purchase any NMLP Pledged Interests and related NMLP Collateral from NMLP;

                  (11) Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such Holding Company Pledged Interests and related Holding Company Collateral with respect to that portion of the Holding Company Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the Holding Company and any Persons purporting to purchase any Holding Company Pledged Interests and related Holding Company Collateral from the Holding Company;

                  (l2) Upon the filing of the Form UCC-1 Statements referred to in Section 13, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral with respect to that portion of the General Partner Pledgor Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of the General Partner Pledgors and any Persons purporting to purchase any General Partner Pledgor Pledged Interests and related General Partner Pledgor Collateral from any General Partner Pledgor;

                  (13) The Holding Company is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

                  (14) Each of the General Partner Pledgors is duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite power and authority under the laws of such state and under its organizational and charter documents to enter into and perform its obligations under this Pledge Agreement;

                  (15) The Holding Company has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of the Holding Company, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

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


                  (16) Each of the General Partner Pledgors has taken all necessary legal and other action to authorize the execution, delivery and performance of this Pledge Agreement, and this Pledge Agreement constitutes the valid and binding obligation and agreement of each of the General Partner Pledgors, enforceable in accordance with its terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles;

                  (17) The Holding Company has not received any notice of default under any agreement or instrument to which it is a party or by which its assets may be bound which default would have a Material Adverse Effect, and the Holding Company is not in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting it or by which its may be bound or affected which default would have a Material Adverse Effect;

                  (18) None of the General Partner Pledgors has received any notice of default under any agreement or instrument to which any of them is a party or by which any of their assets may be bound which default would have a Material Adverse Effect, and none of the General Partner Pledgors is in default under any order, judgment, award or decree of any court, arbitrator or other governmental authority binding upon or affecting any of them or by which any of their assets may be bound or affected which default would have a Material Adverse Effect;

                  (19) Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of the Holding Company, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, (i) the organizational and charter documents of the Holding Company, or (ii) any other agreement or instrument to which the Holding Company is a party or by which the Holding Company, or any of its assets, are bound;

                  (20) Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would constitute, on the part of any General Partner Pledgor, a violation of or conflict with, or result in any breach of, or default under, the terms, conditions or provisions of, (i) the organizational and charter documents of any General Partner Pledgor, or (ii) any other agreement or instrument to which any General Partner Pledgor is a party or by which any General Partner Pledgor, or any of its assets, are bound;

                  (21) Neither the execution and delivery of this Pledge Agreement nor the compliance by the Holding Company with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of the Holding Company in all cases other than as contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of the Holding Company;

                  (22) Neither the execution and delivery of this Pledge Agreement nor the compliance by any General Partner Pledgor with the terms and provisions hereof are events which of themselves, or with the giving of notice or the passage of time, or both, would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the assets of any General Partner Pledgor in all cases other than as

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



         contemplated by this Pledge Agreement or the Loan Agreement, and no such event will result in the acceleration of the due date of any obligation of any General Partner Pledgor;

                  (23) There are no judgments presently outstanding and unsatisfied against the Holding Company or any of its assets which would cause an Event of Default under the Loan Agreement, and, except for that certain action captioned McCall, et. al. v. Newkirk GP LLC et. al. brought in the Superior Court of Connecticut, neither the Holding Company nor any of its assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against the Holding Company or against any of the Holding Company's assets, and, to the Holding Company's knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;

                  (24) There are no judgments presently outstanding and unsatisfied against any General Partner Pledgor or any of its assets which would cause an Event of Default under the Loan Agreement, and, except for that certain action captioned McCall, et. al. v. Newkirk GP LLC et. al. brought in the Superior Court of Connecticut, neither the General Partner Pledgors nor any of their assets are a party to, or the subject of, any actions or suits or proceedings in equity or by any governmental authorities which, if adversely determined, would have a Material Adverse Effect, and no such litigation or proceeding has been threatened in writing against any General Partner Pledgor or against any of the General Partner Pledgors' assets, and, to the General Partner Pledgors' knowledge, no investigation in contemplation of such litigation or proceeding has begun or is pending or has been threatened in writing, any of which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would have a Material Adverse Effect;

                  (25) The address of the Holding Company's chief executive office and principal place of business and the location of the Holding Company's books and records relating to the Holding Company Pledged Interests is set forth below the Holding Company's signature hereto;

                  (26) The address of each General Partner Pledgor's chief executive office and principal place of business and the location of each General Partner Pledgor's books and records relating to the General Partner Pledgor Pledged Interests is set forth below each General Partner Pledgor's signature hereto; and

                  (27) There are no restrictions on the transfer of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral to the Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties), and, as set forth in the Consents, NMLP, the Holding Company and each of the General Partner Pledgors have obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

         6. Covenants. NMLP, the Holding Company and each General Partner Pledgor covenant and agree with Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

                  (1) If NMLP shall, as a result of its ownership of the NMLP Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the NMLP Pledged Interests, or otherwise in respect thereof, NMLP shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by NMLP to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the NMLP Obligations.

                  (2) If the Holding Company shall, as a result of its ownership of the Holding Company Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or
         (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Holding Company Pledged Interests, or otherwise in respect thereof, the Holding Company shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the Holding Company to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the Holding Company Obligations.

                  (3) If any General Partner Pledgor shall, as a result of its ownership of the General Partner Pledgor Pledged Interests, become entitled to receive or shall receive (i) any limited liability company certificate (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited partnership interests (including, without limitation, any certificate representing a dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the General Partner Pledgor Pledged Interests, or otherwise in respect thereof, such General Partner Pledgor shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the General Partner Pledgor to Agent, if required, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the General Partner Pledgor Obligations.

                  (4) Without the prior written consent of Agent, NMLP will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the NMLP Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the NMLP Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the NMLP Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the NMLP Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. NMLP will defend the right, title and interest of Agent in and to the NMLP Collateral against the claims and demands of all Persons whomsoever.

                  (5) Without the prior written consent of Agent, the Holding Company will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Holding Company Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Holding Company Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Holding Company Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Holding Company Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The Holding Company will defend the right, title and interest of Agent in and to the Holding Company Collateral against the claims and demands of all Persons whomsoever.

                  (6) Without the prior written consent of Agent, the General Partner Pledgors will not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the General Partner Pledgor Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the General Partner Pledgor Pledged Interests, or (ii) if prohibited by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the General Partner Pledgor Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the General Partner Pledgor Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The General Partner Pledgors will defend the right, title and interest of Agent in and to the General Partner Pledgor Collateral against the claims and demands of all Persons whomsoever.

                  (7) At any time and from time to time, upon the written request of Agent, and at the sole expense of NMLP, NMLP will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the NMLP Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as NMLP Collateral pursuant to this Pledge Agreement.

                  (8) At any time and from time to time, upon the written request of Agent, and at the sole expense of the Holding Company, the Holding Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Holding Company Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or
                                      -11-
         chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as Holding Company Collateral pursuant to this Pledge Agreement.

                  (9) At any time and from time to time, upon the written request of Agent, and at the sole expense of the General Partner Pledgors, the General Partner Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the General Partner Pledgor Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as General Partner Pledgor Collateral pursuant to this Pledge Agreement.

                  (10) NMLP, the Holding Company and each General Partner Pledgor agree to pay, and to indemnify and save Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than income taxes on the income of Agent or any of the Lenders) which may be payable or determined to be payable with respect to any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (11) The Holding Company will not merge or consolidate with any person if prohibited by the Loan Agreement.

                  (12) None of the General Partner Pledgors will merge or consolidate with any person if prohibited by the Loan Agreement.

                  (13) NMLP, the Holding Company and the General Partner Pledgors shall, upon request from the Agent, from time to time, cause the issuer of any securities comprising any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which may be, but have not been, certificated, to issue certificates with respect thereto in the name of NMLP, the Holding Company or the General Partner Pledgors (as the case may be) or, if so requested by the Agent, in the name of the Agent as secured party.

                  (14) Neither NMLP nor the Holding Company nor any of the General Partner Pledgors shall exercise any right with respect to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral which would dilute or adversely affect Agent's rights in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral.

                  (15) Except as permitted in the Loan Agreement, NMLP shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the NMLP Partnerships or the operating agreement of the Holding Company without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

                  (16) Except as permitted in the Loan Agreement, the Holding Company shall not enter into or consent to any amendment or modification of, or with respect to, the operating agreements of the General Partner Pledgors without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

                  (17) Except as permitted in the Loan Agreement, the General Partner Pledgors shall not enter into or consent to any amendment or modification of, or with respect to, the limited partnership agreements of the NMLP Partnerships without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld.

         7. Cash Dividends; Distributions; Voting Rights.

                  (1) Unless an Event of Default shall have occurred and be continuing, NMLP shall be permitted to exercise all voting rights with respect to the NMLP Pledged Interests; provided, however, that NMLP shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the NMLP Collateral in favor of, or consent to, any resolution or action which does or might:

                                 (1) impose any restrictions upon the sale, transfer or disposition of the NMLP Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the NMLP Collateral; or

                                (2) result in the issuance of any additional interest in the NMLP Partnerships or the Holding Company, or of any class or series of security, which issuance might adversely affect the value of the NMLP Collateral; or

                                (3)     vest additional powers, privileges,
                                        preferences or priorities to any other
                                        class or series of interest in the NMLP
                                        Partnerships or the Holding Company to
                                        the detriment of the value of, or rights accruing to, the NMLP Collateral; or

                                (4)     except as permitted in the Loan
                                        Agreement, permit the NMLP Partnerships
                                        or the Holding Company to sell,
                                        transfer, assign, pledge, mortgage or
                                        otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

                  (2) Unless an Event of Default shall have occurred and be continuing, the Holding Company shall be permitted to exercise all voting rights with respect to the Holding Company Pledged Interests; provided, however, that the Holding Company shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the Holding Company Collateral in favor of, or consent to, any resolution or action which does or might:

                                 (1) impose any restrictions upon the sale, transfer or disposition of the Holding Company Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the Holding Company Collateral; or

                                (2) result in the issuance of any additional interest in the General Partner Pledgors, or of any class of security, which issuance might adversely affect the value of the Holding Company Collateral; or

                                (3)     vest additional powers, privileges,
                                        preferences or priorities to any other
                                        class of interest in the General Partner
                                        Pledgors to the detriment of the value
                                        of, or rights accruing to, the Holding
                                        Company Collateral; or

                                (4)     except as permitted in the Loan
                                        Agreement, permit the General Partner
                                        Pledgors to sell, transfer, assign,
                                        pledge, mortgage or otherwise encumber
                                        any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

                  (3) Unless an Event of Default shall have occurred and be continuing, each General Partner Pledgor shall be permitted to exercise all voting rights with respect to the General Partner Pledgor Pledged Interests; provided, however, that no General Partner Pledgor shall, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, vote the General Partner Pledgor Collateral in favor of, or consent to, any resolution or action which does or might:

                                 (1) impose any restrictions upon the sale, transfer or disposition of the General Partner Pledgor Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the General Partner Pledgor Collateral; or

                                 (2)   result in the issuance of any additional
                                        interest in the NMLP Partnerships, or of any class of security, which issuance might adversely affect the value of the General Partner Pledgor Collateral; or

                                 (3)    vest additional powers, privileges,
                                        preferences or priorities to any other
                                        class of interest in the NMLP
                                        Partnerships to the detriment of the
                                        value of, or rights accruing to, the
                                        General Partner Pledgor Collateral; or

                                 (4)    except as permitted in the Loan
                                        Agreement, permit the NMLP Partnerships
                                        to sell, transfer, assign, pledge,
                                        mortgage or otherwise encumber any
                                        property owned by any of them, or to
                                        incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

                  (4) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by NMLP in respect of the NMLP Collateral shall be directly deposited in a designated Depository Account in the name of NMLP. NMLP agrees that, to the extent that NMLP receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be NMLP Collateral and shall be held in trust for the benefit of Agent,
         (ii) such amounts shall not be commingled with any other funds or property of NMLP, and (iii)

         NMLP shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

                  (5) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by the Holding Company in respect of the Holding Company Collateral shall be directly deposited in a designated Depository Account in the name of MLP Manager Corp. or as otherwise directed by Agent in accordance with the terms of the Loan Agreement. The Holding Company agrees that, to the extent that the Holding Company receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be Holding Company Collateral and shall be held in trust for the benefit of Agent, (ii) such amounts shall not be commingled with any other funds or property of the Holding Company, and
         (iii) the Holding Company shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

                  (6) Subject to the terms and provisions hereof relating to the rights and remedies of the Agent after the occurrence and during the continuance of an Event of Default, in accordance with the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.1.14, 7.1.15 and 7.1.16 thereof), the Consents, the Payment Direction Letters, and the Cash Management Agreement (including, without limitation, Section 2.2 thereof), any and all cash dividends or Distributions or any other payments received by any General Partner Pledgor in respect of the General Partner Pledgor Collateral shall be directly deposited in a designated Depository Account in the name MLP Manager Corp. or as otherwise directed by Agent in accordance with the terms of the Loan Agreement. Each General Partner Pledgor agrees that, to the extent that any General Partner Pledgor receives directly any cash dividends or Distributions or any other payments which are required to be deposited in a designated Depository Account as provided for in the Loan Agreement, the Consents and/or the Cash Management Agreement, then (i) such amounts shall be deemed to be General Partner Pledgor Collateral and shall be held in trust for the benefit of Agent,
         (ii) such amounts shall not be commingled with any other funds or property of such General Partner Pledgor, and (iii) such General Partner Pledgor shall deposit such amounts in the applicable Depository Account within three Business Days of receipt.

         8. Rights of Agent.

                  (1) If an Event of Default shall have occurred and be continuing, Agent shall have the right to receive any and all cash dividends or Distributions or other payments paid in respect of the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and make application thereof to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as Agent, in its sole discretion, may elect. In connection therewith, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to direct the issuer(s) of the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests to pay all such cash dividends or Distributions or other payment directly to the Agent or as otherwise directed by the Agent.

                  (2) If an Event of Default shall have occurred and be continuing, then all such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests at Agent's option shall be registered in the name of Agent or its nominee, and Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests and General Partner Pledgor Pledged Interests as if Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the NMLP Pledged Interests, the Holding Company Pledged Interests and the General Partner Pledgor Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of NMLP, the Holding Company or any of the General Partner Pledgors, or upon the exercise by NMLP, the Holding Company, any of the General Partner Pledgors or Agent of any right, privilege or option pertaining to such NMLP Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the NMLP Pledged Interests, Holding Company Pledged Interests or General Partner Pledgor Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (3) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against NMLP or against any other NMLP Obligations or against any other NMLP Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the NMLP Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any NMLP Collateral upon the request of NMLP or any other person or entity or to take any other action whatsoever with regard to the NMLP Collateral or any part thereof.

                  (4) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the Holding Company or against any other person or entity which may be or become liable in respect of all or any part of the Holding Company Obligations or against any other Holding Company Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Holding Company Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Holding Company Collateral upon the request of the Holding Company or any other person or entity or to take any other action whatsoever with regard to the Holding Company Collateral or any part thereof.

                  (5) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the General Partner Pledgors or against any other person or entity which may be or become liable in respect of all or any part of the General Partner Pledgor Obligations or against any other General Partner Pledgor Collateral security therefor, guarantee thereof or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the General Partner Pledgor Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any General Partner Pledgor Collateral upon the request of any General Partner Pledgor or any other person or entity or to take any other action whatsoever with regard to the General Partner Pledgor Collateral or any part thereof.

                  (6) Notwithstanding anything to the contrary contained herein, at all times, the Agent's sole recourse against the General Partner Pledgors to enforce the General Partner Pledgor Obligations shall be limited to the rights and remedies against the General Partner Pledgor Collateral, and in no event shall the Agent or any of the Lenders have any other recourse against the General Partner Pledgors with respect to the General Partner Pledgor Obligations.

         9. Actions By Agent. NMLP, the Holding Company and each General Partner Pledgor hereby designates Agent as the attorney-in-fact of NMLP, the Holding Company and each General Partner Pledgor to: (a) after the occurrence and during the continuance of an Event of Default, endorse in favor of Agent any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral; (b) after the occurrence and during the continuance of an Event of Default, cause the transfer of any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral in such name as Agent may from time to time determine; (c) cause the issuance of certificates for book entry and/or uncertificated securities; (d) renew, extend or roll over any NMLP Collateral, Holding Company Collateral or General Partner Pledgor Collateral;
(e) make, demand and initiate actions to enforce any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or rights therein; and (f) take any other action to effectuate the terms and provisions of this Pledge Agreement. Agent may take such action with respect to the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral as Agent may reasonably determine to be necessary to protect and preserve its interest in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral. Except as otherwise provided herein, all of the rights, remedies, powers, privileges and discretions included in this
Section 9 may be exercised by Agent whether or not the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations are then due and whether or not an Event of Default has occurred. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of Agent. The power of attorney shall not be affected by subsequent disability or incapacity of NMLP, the Holding Company or any General Partner Pledgor. Agent shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in actual bad faith.

         10.      Remedies.

                  (1) If an Event of Default shall have occurred and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon NMLP, the Holding Company, the General Partner Pledgors or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral so sold, free of any right or equity of redemption in NMLP, the Holding
         Company or the General Partner Pledgors, which right or equity is hereby waived or released. Agent shall apply any NMLP Proceeds, Holding Company Proceeds or General Partner Pledgor Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral or in any way relating to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations (as the case may be), in such order as Agent may elect, and only after such application and after the payment by Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need Agent account for the surplus, if any, to NMLP, the Holding Company and the General Partner Pledgors. To the extent permitted by applicable law, NMLP, the Holding Company and each General Partner Pledgor waive all claims, damages and demands any of them may acquire against Agent arising out of the exercise by Agent of any of its rights hereunder, except for any claims, damages and demands any of them may have against Agent arising from the gross negligence or willful misconduct of Agent. If any notice of a proposed sale or other disposition of NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. NMLP and the Holding Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of NMLP Collateral or the Holding Company Collateral (as the case may be) are insufficient to pay the NMLP Obligations or the Holding Company Obligations and the fees and disbursements of any attorneys employed by Agent to collect such deficiency.

                  (2) If any Event of Default occurs and is continuing, any deposits, balances or other sums credited by or due from Agent, any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, or from any affiliate of any of the Lenders, to NMLP or the Holding Company may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by Agent against any or all of the NMLP Obligations or the Holding Company Obligations irrespective of whether demand shall have been made, in such manner as Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, Agent agrees to notify NMLP or the Holding Company thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE NMLP LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF NMLP OR THE HOLDING COMPANY, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         11. Private Sales.
                                      -18-

                  (1) NMLP, the Holding Company and each General Partner Pledgor recognize that Agent may be unable to effect a public sale of any or all the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the Distribution or resale thereof. NMLP, the Holding Company and each General Partner Pledgor acknowledge and agree that any such private sale may result in prices and other terms less favorable to Agent than if such sale were a public sale. Agent shall be under no obligation to delay a sale of any of the NMLP Pledged Interests, the Holding Company Pledged Interests or General Partner Pledgor Pledged Interests for the period of time necessary to permit NMLP, the Holding Company or the General Partner Pledgors to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if NMLP, the Holding Company or the General Partner Pledgors would agree to do so.

                  (2) NMLP, the Holding Company and each General Partner Pledgor further agree to use their best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests pursuant to this paragraph 11 valid and binding and in compliance with any and all other applicable requirements of law; provided, however, that neither NMLP nor the Holding Company nor any General Partner Pledgor shall be under any obligation to register the NMLP Pledged Interests, the Holding Company Pledged Interests or the General Partner Pledgor Pledged Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. NMLP, the Holding Company and each General Partner Pledgor further agree that a breach of any of the covenants contained in this paragraph 11 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 11 shall be specifically enforceable against NMLP, the Holding Company and each General Partner Pledgor, and NMLP, the Holding Company and each General Partner Pledgor hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

         12. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the NMLP Collateral, the Holding Company Collateral and General Partner Pledgor Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar securities and property for its own account. Neither Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any NMLP Collateral, the Holding Company Collateral or General Partner Pledgor Collateral upon the request of NMLP, the Holding Company, any General Partner Pledgor or otherwise.

         13. Financing Statements; Other Documents. This Pledge Agreement constitutes an authenticated record, and NMLP, the Holding Company and each General Partner Pledgor hereby authorize the Agent to file one or more UCC-1 financing statements, continuation statements or other documents with respect to the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral, without the signature of NMLP, the Holding Company or any General

Partner Pledgor, and in such filing offices as the Agent shall deem reasonably appropriate. NMLP, the Holding Company and each General Partner Pledgor agree to deliver any other document or instrument which Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the NMLP Collateral, the Holding
Company Collateral and General Partner Pledgor Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

         14. Powers Coupled with an Interest. All authorizations and agencies and powers herein contained with respect to the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral are irrevocable and coupled with an interest.

         15. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the NMLP Collateral, the Holding Company Collateral and the General Partner Pledgor Collateral and all obligations of NMLP, the Holding Company and the General Partner Pledgors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the NMLP Obligations, the Holding Company Obligations, the General Partner Pledgor Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, or any other amendment or waiver of or any consent to any departure from the NMLP Note or any other agreement or instrument, (iii) any exchange, release or non- perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the NMLP Obligations, the Holding Company Obligations or General Partner Pledgor Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, NMLP, the Holding Company or the General Partner Pledgors in respect of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations or in respect of this Pledge Agreement.

         16. Fees and Expenses. To the extent provided in the Loan Agreement and the Guaranty, NMLP, the Holding Company and the General Partner Pledgors shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent or any Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral, or (ii) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of the Agent hereunder. Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby and by the other NMLP Security Documents.

         17. Termination. Upon the payment in full of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Agent and of each Lender for which NMLP, the Holding Company or the General Partner Pledgors are responsible, the Agent shall release the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral (as the case may be) granted to the Agent as provided for herein. However, such release by the Agent shall not be deemed to terminate or release NMLP, the Holding Company or any General Partner Pledgor from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the NMLP Obligations, the Holding Company Obligations or the General Partner Pledgor Obligations.

         18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

         20. No Waiver; Cumulative Remedies. Agent shall not by any act delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         21. Waivers and Amendments; Successors and Assigns; Governing Law; Venue. None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Pledge Agreement shall be binding upon NMLP, the Holding Company, each General Partner Pledgor and Agent, and the successors and assigns of each, and shall inure to the benefit of Agent and the Lenders and their successors and assigns and to the benefit of NMLP, the Holding Company and each General Partner Pledgor and the NMLP's, the Holding Company's, and each General Partnership Pledgor's successors and permitted assigns; provided that neither NMLP nor the Holding Company nor any General Partner Pledgor shall have any right to (i) assign this Pledge Agreement or any interest herein, or (ii) assign any interest in the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the NMLP Collateral, the Holding Company Collateral or the General Partner Pledgor Collateral or any part thereof, or any cash or property held by NMLP, the Holding Company or the General Partner Pledgors as NMLP Collateral, Holding Company Collateral or General Partner Pledgor Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Loan Agreement. The rights of Agent under this Pledge Agreement shall automatically be transferred to any transferee to which Agent transfers the NMLP Note and the Loan Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the NMLP Obligations, the Holding Company Obligations and the General Partner Pledgor Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts (without regard to conflicts of laws). NMLP, the Holding Company and each General Partner Pledgor agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in The Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, NMLP, the Holding Company and each General Partner Pledgor hereby agree and consent that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over NMLP, the Holding Company or any General Partner Pledgor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in The Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon NMLP, the Holding Company and any General Partner Pledgor by registered or certified mail to or by personal service at the last known address of NMLP, the Holding Company and such General Partner Pledgor, whether such address be within or without the jurisdiction of any such court.

         22. Executive Offices.

                  (1) NMLP shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

                  (2) The Holding Company shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

                  (3) No General Partner Pledgor shall (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

         23. Notices. Notices by Agent to NMLP, the Holding Company and the General Partner Pledgors, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to NMLP, the Holding Company or the General Partner Pledgors at their address set forth below their signatures hereto, with a copy in each instance to Post & Heymann LLP at the address set forth in Section 14.1 of the Loan Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail. Any communications by NMLP, the Holding Company or any General Partner Pledgor to Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP,
Attention: Steven J. Weinstein, Esq., to the addresses set forth in Section14.1 of the Loan Agreement.

         24. Entire Understanding. Agent acknowledges that this Pledge Agreement, the NMLP Note, the Guaranty and the other NMLP Loan Documents and NMLP Security Documents set forth the entire agreement and understanding of Agent, NMLP, the Holding Company and the General Partner Pledgors with respect to the NMLP Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the NMLP Loan, other than those set forth in this Pledge Agreement, the NMLP Note, the Guaranty and the other NMLP Loan Documents and NMLP Security Documents.

         25. Counterpart Signatures. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

NMLP:                              THE NEWKIRK MASTER LIMITED PARTNERSHIP,
                                   A Delaware limited partnership

                                   By: MLP GP LLC, its General Partner

                                       By:    Newkirk MLP Corp., its Manager


                                       By:    _________________________________
                                       Name:  Carolyn Tiffany
                                       Title: Chief Operating Officer

                                   Addresses:

                                   1. Chief Executive Office:
                                      c/o First Winthrop Corporation
                                      7 Bulfinch Place, Suite 500
                                       Boston, Massachusetts 02114

                                   2. Principal Place of Business:
                                      c/o First Winthrop Corporation
                                      7 Bulfinch Place, Suite 500
                                      Boston, Massachusetts 02114


HOLDING COMPANY:                   NEWKIRK GP HOLDING LLC,
                                   A Delaware limited liability company

                                   By: MLP Manager Corp., its Manager


                                       By:    _________________________________
                                       Name:  Carolyn Tiffany
                                       Title: Chief Operating Officer


GENERAL PARTNER
PLEDGORS:                              Newkirk 21 AT GP LLC
                                       Newkirk Alake GP LLC
                                       Newkirk Albeau GP LLC
                                       Newkirk Allia GP LLC
                                       Newkirk Ateb GP LLC
                                       Newkirk Avrem GP LLC
                                       Newkirk Basot GP LLC
                                       Newkirk Bedcar GP LLC
                                       Newkirk Boford GP LLC
                                       Newkirk Calcraf GP LLC
                                       Newkirk Carlane GP LLC
                                       Newkirk Carolion GP LLC
                                       Newkirk Clifmar GP LLC

                                       Newkirk Colane GP LLC
                                       Newkirk Crostex GP LLC
                                       Newkirk Croydon GP LLC
                                       Newkirk Dautec GP LLC
                                       Newkirk Daytower GP LLC
                                       Newkirk Denport GP LLC
                                       Newkirk Denville GP LLC
                                       Newkirk Feddata GP LLC
                                       Newkirk Flamont GP LLC
                                       Newkirk Gersant GP LLC
                                       Newkirk Hazelport GP LLC
                                       Newkirk Jackson Street GP LLC
                                       Newkirk Jaclane GP LLC
                                       Newkirk Jacway GP LLC
                                       Newkirk Jameslane GP LLC
                                       Newkirk Johab GP LLC
                                       Newkirk Kalan GP LLC
                                       Newkirk Lando GP LLC
                                       Newkirk Lanmar GP LLC
                                       Newkirk Larloosa GP LLC
                                       Newkirk Leyden GP LLC
                                       Newkirk Liroc GP LLC
                                       Newkirk Marbax GP LLC
                                       Newkirk Martall GP LLC
                                       Newkirk Merday GP LLC
                                       Newkirk Mesa GP LLC
                                       Newkirk Midlem GP LLC
                                       Newkirk Montal GP LLC
                                       Newkirk Nevit GP LLC
                                       Newkirk Newal GP LLC
                                       Newkirk Pinmar GP LLC
                                       Newkirk Pinole GP LLC
                                       Newkirk Porto GP LLC
                                       Newkirk Renlake GP LLC
                                       Newkirk Sablemart GP LLC
                                       Newkirk Salistown GP LLC
                                       Newkirk Sandnord GP LLC
                                       Newkirk Santex GP LLC
                                       Newkirk Segair GP LLC
                                       Newkirk Seguine GP LLC
                                       Newkirk Silward GP LLC
                                       Newkirk Skoob GP LLC
                                       Newkirk Spokmont GP LLC
                                       Newkirk Vegpow GP LLC
                                       Newkirk Vegrouge GP LLC
                                       Newkirk Walando GP LLC
                                       Newkirk Walmad GP LLC
                                       Newkirk Washtex GP LLC

                                   Each, a Delaware limited liability company

                                   By: MLP Manager Corp., their Manager


                                   By:    _____________________________________
                                   Name:  Carolyn Tiffany
                                   Title: Chief Operating Officer


                                   Addresses:

                                   1. Chief Executive Office:
                                      c/o First Winthrop Corporation
                                      7 Bulfinch Place, Suite 500
                                      Boston, Massachusetts 02114

                                   2. Principal Place of Business:
                                      c/o First Winthrop Corporation
                                      7 Bulfinch Place, Suite 500
                                      Boston, Massachusetts 02114



AGENT:                                FLEET NATIONAL BANK,
                                      A national banking association



                                      By: ______________________________
                                          Scott C. Dow
                                          duly authorized

                                                                      SCHEDULE 1
                                                                       To Pledge
                                                                       Agreement


                            GENERAL PARTNER PLEDGORS


         26. Newkirk 21 AT GP LLC

         27. Newkirk Alake GP LLC

         28. Newkirk Albeau GP LLC

         29. Newkirk Allia GP LLC

         30. Newkirk Ateb GP LLC

         31. Newkirk Avrem GP LLC

         32. Newkirk Basot GP LLC

         33. Newkirk Bedcar GP LLC

         34. Newkirk Boford GP LLC

         35. Newkirk Calcraf GP LLC

         36. Newkirk Carlane GP LLC

         37. Newkirk Carolion GP LLC

         38. Newkirk Clifmar GP LLC

         39. Newkirk Colane GP LLC

         40. Newkirk Crostex GP LLC

         41. Newkirk Croydon GP LLC

         42. Newkirk Dautec GP LLC

         43. Newkirk Daytower GP LLC

         44. Newkirk Denport GP LLC

         45. Newkirk Denville GP LLC

         46. Newkirk Feddata GP LLC

         47. Newkirk Flamont GP LLC

         48. Newkirk Gersant GP LLC

         49. Newkirk Hazelport GP LLC

         50. Newkirk Jackson Street GP LLC

         51. Newkirk Jaclane GP LLC

         52. Newkirk Jacway GP LLC

         53. Newkirk Jameslane GP LLC

         54. Newkirk Johab GP LLC

         55. Newkirk Kalan GP LLC

         56. Newkirk Lando GP LLC

         57. Newkirk Lanmar GP LLC

         58. Newkirk Larloosa GP LLC

         59. Newkirk Leyden GP LLC

         60. Newkirk Liroc GP LLC

         61. Newkirk Marbax GP LLC

         62. Newkirk Martall GP LLC

         63. Newkirk Merday GP LLC

         64. Newkirk Mesa GP LLC

         65. Newkirk Midlem GP LLC

         66. Newkirk Montal GP LLC

         67. Newkirk Nevit GP LLC

         68. Newkirk Newal GP LLC

         69. Newkirk Pinmar GP LLC

         70. Newkirk Pinole GP LLC

         71. Newkirk Porto GP LLC

         72. Newkirk Renlake GP LLC

         73. Newkirk Sablemart GP LLC

         74. Newkirk Salistown GP LLC

         75. Newkirk Sandnord GP LLC

         76. Newkirk Santex GP LLC

         77. Newkirk Segair GP LLC

         78. Newkirk Seguine GP LLC

         79. Newkirk Silward GP LLC

         80. Newkirk Skoob GP LLC

         81. Newkirk Spokmont GP LLC

         82. Newkirk Vegpow GP LLC

         83. Newkirk Vegrouge GP LLC

         84. Newkirk Walando GP LLC

         85. Newkirk Walmad GP LLC

         86. Newkirk Washtex GP LLC

                                                                      SCHEDULE 2
                                                                      To Pledge
                                                                      Agreement

                                NMLP PARTNERSHIPS

         87. Newkirk 21 AT L.P.
             General Partner Pledgor: Newkirk 21 AT GP LLC
             -----------------------

         88. Newkirk Alake L.P.
             General Partner Pledgor: Newkirk Alake GP LLC
             -----------------------

         89. Newkirk Albeau L.P.
             General Partner Pledgor: Newkirk Albeau GP LLC
             -----------------------

         90. Newkirk Allia L.P.
             General Partner Pledgor: Newkirk Allia GP LLC
             -----------------------

         91. Newkirk Ateb L.P.
             General Partner Pledgor: Newkirk Ateb GP LLC
             -----------------------

         92. Newkirk Avrem L.P.
             General Partner Pledgor: Newkirk Avrem GP LLC
             -----------------------

         93. Newkirk Basot L.P.
             General Partner Pledgor: Newkirk Basot GP LLC
             -----------------------

         94. Newkirk Bedcar L.P.
             General Partner Pledgor: Newkirk Bedcar GP LLC
             -----------------------

         95. Newkirk Boford L.P.
             General Partner Pledgor: Newkirk Boford GP LLC
             -----------------------

         96. Newkirk Calcraf L.P.
             General Partner Pledgor: Newkirk Calcraf GP LLC
             -----------------------

         97. Newkirk Carlane L.P.
             General Partner Pledgor: Newkirk Calane GP LLC
             -----------------------

         98. Newkirk Carolion L.P.
             General Partner Pledgor: Newkirk Carolion GP LLC
             -----------------------

         99. Newkirk Clifmar L.P.
             General Partner Pledgor: Newkirk Clifmar GP LLC
             -----------------------

        100. Newkirk Colane L.P.
             General Partner Pledgor: Newkirk Colane GP LLC
             -----------------------

        101. Newkirk Crostex L.P.
             General Partner Pledgor: Newkirk Crostex GP LLC
             -----------------------

        102. Newkirk Croydon L.P.
             General Partner Pledgor: Newkirk Croydon GP LLC
             -----------------------

        103. Newkirk Dautec L.P.
             General Partner Pledgor: Newkirk Dautec GP LLC
             -----------------------

        104. Newkirk Daytower L.P.
             General Partner Pledgor: Newkirk Daytower GP LLC
             -----------------------

        105. Newkirk Denport L.P.
             General Partner Pledgor: Newkirk Denport GP LLC
             -----------------------

        106. Newkirk Denville L.P.
             General Partner Pledgor: Newkirk Denville GP LLC
             -----------------------

        107. Newkirk Feddata L.P.
             General Partner Pledgor: Newkirk Feddata GP LLC
             -----------------------

        108. Newkirk Flamont L.P.
             General Partner Pledgor: Newkirk Flamont GP LLC
             -----------------------

        109. Newkirk Gersant L.P.
             General Partner Pledgor: Newkirk Gersant GP LLC
             -----------------------

        110. Newkirk Hazelport L.P.
             General Partner Pledgor: Newkirk Hazelport GP LLC
             -----------------------

        111. Newkirk Jackson Street L.P.
             General Partner Pledgor: Newkirk Jackson Street GP LLC
             -----------------------

        112. Newkirk Jaclane L.P.
             General Partner Pledgor: Newkirk Jaclane GP LLC
             -----------------------

        113. Newkirk Jacway L.P.
             General Partner Pledgor: Newkirk Jacway GP LLC
             -----------------------

        114. Newkirk Jameslane L.P.
             General Partner Pledgor: Newkirk Jameslane GP LLC
             -----------------------

        115. Newkirk Johab L.P.
             General Partner Pledgor: Newkirk Johab GP LLC
             -----------------------

        116. Newkirk Kalan L.P.
             General Partner Pledgor: Newkirk Kalan GP LLC
             -----------------------

        117. Newkirk Lando L.P.
             General Partner Pledgor: Newkirk Lando GP LLC
             -----------------------

        118. Newkirk Lanmar L.P.
             General Partner Pledgor: Newkirk Lanmar GP LLC
             -----------------------

        119. Newkirk Larloosa L.P.
             General Partner Pledgor: Newkirk Larloosa GP LLC
             -----------------------

        120. Newkirk Leyden L.P.
             General Partner Pledgor: Newkirk Leyden GP LLC
             -----------------------

        121. Newkirk Liroc L.P.
             General Partner Pledgor: Newkirk Liroc GP LLC
             -----------------------

        122. Newkirk Marbax L.P.
             General Partner Pledgor: Newkirk Marbax GP LLC
             -----------------------

        123. Newkirk Martall L.P.
             General Partner Pledgor: Newkirk Martall GP LLC
             -----------------------

        124. Newkirk Merday L.P.
             General Partner Pledgor: Newkirk Merday GP LLC
             -----------------------

        125. Newkirk Mesa L.P.
             General Partner Pledgor: Newkirk Mesa GP LLC
             -----------------------

        126. Newkirk Midlem L.P.
             General Partner Pledgor: Newkirk Midlem GP LLC
             -----------------------

        127. Newkirk Montal L.P.
             General Partner Pledgor: Newkirk Montal GP LLC
             -----------------------

        128. Newkirk Nevit L.P.
             General Partner Pledgor: Newkirk Nevit GP LLC
             -----------------------

        129. Newkirk Newal L.P.
             General Partner Pledgor: Newkirk Newal GP LLC
             -----------------------

        130. Newkirk Pinmar L.P.
             General Partner Pledgor: Newkirk Pinmar GP LLC
             -----------------------

        131. Newkirk Pinole L.P.
             General Partner Pledgor: Newkirk Pinole GP LLC
             -----------------------

        132. Newkirk Porto L.P.
             General Partner Pledgor: Newkirk Porto GP LLC
             -----------------------

        133. Newkirk Renlake L.P.
             General Partner Pledgor: Newkirk Renlake GP LLC
             -----------------------

        134. Newkirk Sablemart L.P.
             General Partner Pledgor: Newkirk Sablemart GP LLC
             -----------------------

        135. Newkirk Salistown L.P.
             General Partner Pledgor: Newkirk Salistown GP LLC
             -----------------------

        136. Newkirk Sandnord L.P.
             General Partner Pledgor: Newkirk Sandnord GP LLC
             -----------------------

        137. Newkirk Santex L.P.
             General Partner Pledgor: Newkirk Santex GP LLC
             -----------------------

         138.  Newkirk Segair L.P.
               General Partner Pledgor: Newkirk Segair GP LLC
               -----------------------

         139.  Newkirk Seguine L.P.
               General Partner Pledgor: Newkirk Seguine GP LLC
               -----------------------

         140.  Newkirk Silward L.P.
               General Partner Pledgor: Newkirk Silward GP LLC
               -----------------------

         141.  Newkirk Skoob L.P.
               General Partner Pledgor: Newkirk Skoob GP LLC
               -----------------------

         142.  Newkirk Spokmont L.P.
               General Partner Pledgor: Newkirk Spokmont GP LLC
               -----------------------

         143.  Newkirk Vegpow L.P.
               General Partner Pledgor: Newkirk Vegpow GP LLC
               -----------------------

         144.  Newkirk Vegrouge L.P.
               General Partner Pledgor: Newkirk Vegrouge GP LLC
               -----------------------

         145.  Newkirk Walando L.P.
               General Partner Pledgor: Newkirk Walando GP LLC
               -----------------------

         146.  Newkirk Walmad L.P.
               General Partner Pledgor: Newkirk Walmad GP LLC
               -----------------------

         147.  Newkirk Washtex L.P.
               General Partner Pledgor: Newkirk Washtex GP LLC
               -----------------------

                                                                                                         SCHEDULE 3
                                                                                                          To Pledge
                                                                                                          Agreement

                                                                                                   PERCENTAGE
                                   ISSUER OF                                    SERIES OF              OF
   HOLDER OF PLEDGED                PLEDGED              TYPE OF               MEMBERSHIP            ISSUED
      INTERESTS                    INTEREST             INTEREST                INTEREST            INTERESTS
      ---------                    --------             --------                --------            ---------
The Newkirk Master               Newkirk GP            Membership             Series 21 AT           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Alake           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Albeau          100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Allia           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Ateb            100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Avrem           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Basot           100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Bedcar          100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Boford          100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Calcraf         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Carlane         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Carolion        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Clifmar         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Colane          100.0%
Limited Partnership              Holding LLC


                                      -33-


The Newkirk Master               Newkirk GP            Membership             Series Crostex       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Croydon       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Dautec        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Daytower      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Denport       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Denville      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Feddata       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Flamont       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Gersant       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Hazelport     100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Jackson       100.0%
Limited Partnership              Holding LLC                                       Street

The Newkirk Master               Newkirk GP            Membership             Series Jaclane       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Jacway        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Jameslane     100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Johab         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Kalan         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Lando         100.0%
Limited Partnership              Holding LLC


                                                       -34-


The Newkirk Master               Newkirk GP            Membership             Series Lanmar        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Larloosa      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Leyden        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Liroc         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Marbax        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Martall       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Merday        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Mesa          100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Midlem        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Montal        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Nevit         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Newal         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Pinmar        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Pinole        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Porto         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Renlake       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Sablemart     100.0%
Limited Partnership              Holding LLC

                                      -35-

The Newkirk Master               Newkirk GP            Membership             Series Salistown     100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Sandnord      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Santex        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Segair        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Seguine       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Silward       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Skoob         100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Spokmont      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Vegpow        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Vegrouge      100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Walando       100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Walmad        100.0%
Limited Partnership              Holding LLC

The Newkirk Master               Newkirk GP            Membership             Series Washtex       100.0%
Limited Partnership              Holding LLC

                                      -36-